UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2021
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
A sub-lease agreement (the "Sub-Lease") by and between Exagen Inc. (the "Company") and Plum Healthcare Group, LLC ("Plum Healthcare") became effective on August 23, 2021, pursuant to which the Company has agreed to lease additional office space located at 2175 Salk Avenue, 3rd Floor, Carlsbad, California 92008. The Sub-Lease will provide the Company with approximately 28,000 square feet of additional office space. The Sub-Lease will commence on October 1, 2021 and expire on April 30, 2027.
The Sub-Lease provides for monthly base rent of $66,021 beginning October 1, 2021, which amount shall increase by approximately 3% annually beginning on October 1, 2022. The Company is entitled to base rent abatement for a specified period beginning on November 1, 2021. The Company will deliver to Plum Healthcare a security deposit in the amount of $153,073.
Subject to certain exceptions, the Sub-Lease incorporates the terms and conditions of the lease (the "Master Lease") by and between Plum Healthcare and Brookwood CB I, LLC and Brookwood CB II, LLC (collectively, as tenants in common, "Brookwood CB") as though the Company were the tenant and Plum Healthcare were the landlord under the Master Lease. The Master Lease contains customary representations, warranties, covenants, indemnification provisions, and default provisions for a Sub-Lease of this nature. Upon the occurrence of an event of default, as defined in the Master Lease, Brookwood CB may terminate the Master Lease and the Plum Healthcare may terminate the Sub-Lease. The Company does not have a right to terminate the Sub-Lease or the Master Lease.
The foregoing description of the Sub-Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sub-Lease, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q to be filed for the quarter ending September 30, 2021.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: August 27, 2021	By:	/s/ Kamal Adawi
Kamal Adawi
Chief Financial Officer